UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2014

SELECT BANCORP, INC.
(Exact Name of Registrant as Specified in Charter)

North Carolina	000-50400	20-0218264
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 W. Cumberland Street, Dunn, North Carolina	28334
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (910) 892-7080

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 amends the Current Report on Form 8-K of Select Bancorp, Inc. (the “Company”), filed with the Securities and Exchange Commission on July 29, 2014. The purpose of this Amendment No. 1 is to provide financial statement information required by Item 9.01, which was excluded from the initial filing in reliance on Items 9.01(a)(4) and 9.01(b)(2).

Item 9.01.           Financial Statements and Exhibits.

(a)         Financial statements of businesses acquired.

1.          The audited consolidated balance sheets of legacy Select Bancorp, Inc. (“Legacy Select”), as of December 31, 2013 and 2012 and the related audited consolidated statements of income, comprehensive income, changes in shareholders’ equity, and cash flows for the years ended December 31, 2013 and 2012, the notes related thereto, and the Independent Auditors’ Report, dated February 25, 2014, are incorporated herein by reference to Exhibit 99.1 to this Current Report on Form 8-K/A.

2.          The unaudited consolidated balance sheets of Legacy Select, at June 30, 2014 and the unaudited consolidated statements of income for the three and six months ended June 30, 2014 and 2013, the unaudited consolidated statements of comprehensive income for the three and six months ended June 30, 2014 and 2013, and the unaudited consolidated statements of cash flows for the six months ended June 30, 2014 and 2013, and the notes related thereto, are incorporated herein by reference to Exhibit 99.2 to this Current Report on Form 8-K/A.

(b)	Pro forma financial information.

The required unaudited pro forma condensed combined financial information as of and for the six months ended June 30, 2014 and for the year ended December 31, 2013, and the notes related thereto, is incorporated herein by reference to Exhibit 99.3 to this Current Report on Form 8-K/A.

(d)	Exhibits.

Exhibit No.	Description of Exhibit

23.1	Consent of Dixon Hughes Goodman LLP (filed herewith)

99.1	Independent Auditors’ Report, dated February 25, 2014, audited consolidated balance sheets of Select Bancorp, Inc. and subsidiary as of December 31, 2013 and 2012 and related audited consolidated statements of income, comprehensive income, changes in shareholders’ equity, and cash flows for the years ended December 31, 2013 and 2012, and the notes related thereto (incorporated herein by reference to Amendment No. 2 to the Registration Statement on Form S-4 (File No. 333-193375) filed by the Company on April 16, 2014)

99.2	Unaudited consolidated balance sheets of Select Bancorp, Inc. and subsidiary, at June 30, 2014 and unaudited consolidated statements of income for the three and six months ended June 30, 2014 and 2013, the unaudited consolidated statements of comprehensive income for the three and six months ended June 30, 2014 and 2013, and the unaudited consolidated statements of cash flows for the six months ended June 30, 2014 and 2013, and the notes related thereto (filed herewith)

99.3	Unaudited pro forma condensed combined financial information as of and for the six months ended June 30, 2014 and for the year ended December 31, 2013, and the notes related thereto (filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SELECT BANCORP, INC.

Date: October 8, 2014	By:	/s/ Mark A. Holmes
Mark A. Holmes
Executive Vice President
(Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

23.1	Consent of Dixon Hughes Goodman LLP (filed herewith)

99.1	Independent Auditors’ Report, dated February 25, 2014, audited consolidated balance sheets of Select Bancorp, Inc. and subsidiary as of December 31, 2013 and 2012 and related audited consolidated statements of income, comprehensive income, changes in shareholders’ equity, and cash flows for the years ended December 31, 2013 and 2012, and the notes related thereto (incorporated herein by reference to Amendment No. 2 to the Registration Statement on Form S-4 (File No. 333-193375) filed by the Company on April 16, 2014)

99.2	Unaudited consolidated balance sheets of Select Bancorp, Inc. and subsidiary, at June 30, 2014 and unaudited consolidated statements of income for the three and six months ended June 30, 2014 and 2013, the unaudited consolidated statements of comprehensive income for the three and six months ended June 30, 2014 and 2013, and the unaudited consolidated statements of cash flows for the six months ended June 30, 2014 and 2013, and the notes related thereto (filed herewith)

99.3	Unaudited pro forma condensed combined financial information as of and for the six months ended June 30, 2014 and for the year ended December 31, 2013, and the notes related thereto (filed herewith)